UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 11, 2013

INGLES MARKETS, INCORPORATED
(Exact name of registrant as specified in its charter)

North Carolina	0-14706	56-0846267
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
P.O. Box 6676, Asheville, NC	28816
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code	(828) 669-2941
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 11, 2013, Ingles Markets, Incorporated issued a press release announcing the preliminary results in connection with its previously announced tender offer and consent solicitation (the “Offer”) for its Senior Notes due 2017 (CUSIP No. 457030AG9) and other matters related to the Offer.  The press release is attached as Exhibit 99.1 to this Form 8-K.

On June 12, 2013, Ingles Markets, Incorporated issued a press release announcing the completion of the offering of $700 million of Senior Notes due 2023 in a transaction exempt from the registration requirements of the Securities Act of 1933.  The press release is attached as Exhibit 99.2 to this Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit Number	Description of Exhibit
	99.1	Press release issued June 11, 2013
	99.2	Press release issued June 12, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGLES MARKETS, INCORPORATED
(Registrant)

Date:	June 12, 2013
		By:	/s/ Ronald B. Freeman
Ronald B. Freeman
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated June 11, 2013
99.2	Press Release dated June 12, 2013